EXHIBIT 99.2


This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus. You may obtain a copy of the Prospectus and Prospectus Supplement from Scott Waynebern/Dan Rikkers (212.250.5149) or David Gertner/Manish Parwani (704.388.3621 and 704.387.5113). Such securities may not be suitable for all investors.

Banc of America Securities LLC                                                                                  Bond Cash Flow
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                GECCMC 2004-C2

Bond Class A1
------------------------------------------------------------------------------------------------------------------------------
   Period         Pay         Performing       Principal         Interest          Interest        Yield          Total
   Number         Date         Balance          Payment           Payment            Rate       Maintenance      Payment
------------------------------------------------------------------------------------------------------------------------------
            1   05/10/2004   109,478,000.00          863,218           307,633           3.3720            0        1,170,851
------------------------------------------------------------------------------------------------------------------------------
            2   06/10/2004   108,614,782.26          759,555           305,208           3.3720            0        1,064,763
------------------------------------------------------------------------------------------------------------------------------
            3   07/10/2004   107,855,227.17          870,744           303,073           3.3720            0        1,173,818
------------------------------------------------------------------------------------------------------------------------------
            4   08/10/2004   106,984,482.85          767,369           300,626           3.3720            0        1,067,995
------------------------------------------------------------------------------------------------------------------------------
            5   09/10/2004   106,217,113.94          771,043           298,470           3.3720            0        1,069,513
------------------------------------------------------------------------------------------------------------------------------
            6   10/10/2004   105,446,071.03          881,915           296,303           3.3720            0        1,178,219
------------------------------------------------------------------------------------------------------------------------------
            7   11/10/2004   104,564,155.75          778,966           293,825           3.3720            0        1,072,791
------------------------------------------------------------------------------------------------------------------------------
            8   12/10/2004   103,785,189.57          889,620           291,636           3.3720            0        1,181,256
------------------------------------------------------------------------------------------------------------------------------
            9   01/10/2005   102,895,569.55          786,965           289,137           3.3720            0        1,076,102
------------------------------------------------------------------------------------------------------------------------------
           10   02/10/2005   102,108,604.57          790,734           286,925           3.3720            0        1,077,659
------------------------------------------------------------------------------------------------------------------------------
           11   03/10/2005   101,317,870.91        1,114,148           284,703           3.3720            0        1,398,851
------------------------------------------------------------------------------------------------------------------------------
           12   04/10/2005   100,203,723.26          799,882           281,572           3.3720            0        1,081,455
------------------------------------------------------------------------------------------------------------------------------
           13   05/10/2005    99,403,840.86          909,959           279,325           3.3720            0        1,189,284
------------------------------------------------------------------------------------------------------------------------------
           14   06/10/2005    98,493,881.48          808,081           276,768           3.3720            0        1,084,848
------------------------------------------------------------------------------------------------------------------------------
           15   07/10/2005    97,685,800.80          944,101           274,497           3.3720            0        1,218,599
------------------------------------------------------------------------------------------------------------------------------
           16   08/10/2005    96,741,699.36          839,613           271,844           3.3720            0        1,111,457
------------------------------------------------------------------------------------------------------------------------------
           17   09/10/2005    95,902,086.38          843,633           269,485           3.3720            0        1,113,118
------------------------------------------------------------------------------------------------------------------------------
           18   10/10/2005    95,058,453.13          956,284           267,114           3.3720            0        1,223,398
------------------------------------------------------------------------------------------------------------------------------
           19   11/10/2005    94,102,169.00          852,261           264,427           3.3720            0        1,116,688
------------------------------------------------------------------------------------------------------------------------------
           20   12/10/2005    93,249,908.40        1,001,804           262,032           3.3720            0        1,263,836
------------------------------------------------------------------------------------------------------------------------------
           21   01/10/2006    92,248,104.37          892,125           259,217           3.3720            0        1,151,342
------------------------------------------------------------------------------------------------------------------------------
           22   02/10/2006    91,355,979.69          941,945           256,710           3.3720            0        1,198,655
------------------------------------------------------------------------------------------------------------------------------
           23   03/10/2006    90,414,035.16        1,343,867           254,063           3.3720            0        1,597,930
------------------------------------------------------------------------------------------------------------------------------
           24   04/10/2006    89,070,168.19        1,177,640           250,287           3.3720            0        1,427,927
------------------------------------------------------------------------------------------------------------------------------
           25   05/10/2006    87,892,528.07        1,332,282           246,978           3.3720            0        1,579,260
------------------------------------------------------------------------------------------------------------------------------
           26   06/10/2006    86,560,245.74        1,197,483           243,234           3.3720            0        1,440,717
------------------------------------------------------------------------------------------------------------------------------
           27   07/10/2006    85,362,762.85        1,343,968           239,869           3.3720            0        1,583,837
------------------------------------------------------------------------------------------------------------------------------
           28   08/10/2006    84,018,795.31        1,209,582           236,093           3.3720            0        1,445,674
------------------------------------------------------------------------------------------------------------------------------
           29   09/10/2006    82,809,213.66        1,215,333           232,694           3.3720            0        1,448,027
------------------------------------------------------------------------------------------------------------------------------
           30   10/10/2006    81,593,880.80        1,361,371           229,279           3.3720            0        1,590,650
------------------------------------------------------------------------------------------------------------------------------
           31   11/10/2006    80,232,509.34        1,227,601           225,453           3.3720            0        1,453,054
------------------------------------------------------------------------------------------------------------------------------
           32   12/10/2006    79,004,908.74        1,373,332           222,004           3.3720            0        1,595,336
------------------------------------------------------------------------------------------------------------------------------
           33   01/10/2007    77,631,576.71        1,239,985           218,145           3.3720            0        1,458,129
------------------------------------------------------------------------------------------------------------------------------
           34   02/10/2007    76,391,592.19        1,245,882           214,660           3.3720            0        1,460,542
------------------------------------------------------------------------------------------------------------------------------
           35   03/10/2007    75,145,710.67        1,669,855           211,159           3.3720            0        1,881,014
------------------------------------------------------------------------------------------------------------------------------
           36   04/10/2007    73,475,856.10        1,265,061           206,467           3.3720            0        1,471,528
------------------------------------------------------------------------------------------------------------------------------
           37   05/10/2007    72,210,795.47        1,410,851           202,912           3.3720            0        1,613,763
------------------------------------------------------------------------------------------------------------------------------
           38   06/10/2007    70,799,944.80        1,277,803           198,948           3.3720            0        1,476,751
------------------------------------------------------------------------------------------------------------------------------
           39   07/10/2007    69,522,141.43        1,423,274           195,357           3.3720            0        1,618,631
------------------------------------------------------------------------------------------------------------------------------
           40   08/10/2007    68,098,867.33        1,290,667           191,358           3.3720            0        1,482,025
------------------------------------------------------------------------------------------------------------------------------
           41   09/10/2007    66,808,200.53        1,296,807           187,731           3.3720            0        1,484,538
------------------------------------------------------------------------------------------------------------------------------
           42   10/10/2007    65,511,393.99        1,441,802           184,087           3.3720            0        1,625,889
------------------------------------------------------------------------------------------------------------------------------
           43   11/10/2007    64,069,592.08        1,309,850           180,036           3.3720            0        1,489,885
------------------------------------------------------------------------------------------------------------------------------
           44   12/10/2007    62,759,742.16        1,454,518           176,355           3.3720            0        1,630,873
------------------------------------------------------------------------------------------------------------------------------
           45   01/10/2008    61,305,223.73        1,323,017           172,268           3.3720            0        1,495,285
------------------------------------------------------------------------------------------------------------------------------
           46   02/10/2008    59,982,206.85        1,329,312           168,550           3.3720            0        1,497,862
------------------------------------------------------------------------------------------------------------------------------
           47   03/10/2008    58,652,895.07        1,611,350           164,815           3.3720            0        1,776,164
------------------------------------------------------------------------------------------------------------------------------
           48   04/10/2008    57,041,545.23        1,343,334           160,287           3.3720            0        1,503,621
------------------------------------------------------------------------------------------------------------------------------
           49   05/10/2008    55,698,211.36        1,487,162           156,512           3.3720            0        1,643,674
------------------------------------------------------------------------------------------------------------------------------
           50   06/10/2008    54,211,049.02        1,356,818           152,333           3.3720            0        1,509,151
------------------------------------------------------------------------------------------------------------------------------
           51   07/10/2008    52,854,230.90        1,500,309           148,520           3.3720            0        1,648,829
------------------------------------------------------------------------------------------------------------------------------
           52   08/10/2008    51,353,922.32        1,370,430           144,305           3.3720            0        1,514,735
------------------------------------------------------------------------------------------------------------------------------
           53   09/10/2008    49,983,492.18        1,376,953           140,454           3.3720            0        1,517,406
------------------------------------------------------------------------------------------------------------------------------
           54   10/10/2008    48,606,539.59        1,519,939           136,584           3.3720            0        1,656,524
------------------------------------------------------------------------------------------------------------------------------
           55   11/10/2008    47,086,600.46       11,404,087           132,313           3.3720            0       11,536,400
------------------------------------------------------------------------------------------------------------------------------
           56   12/10/2008    35,682,513.82        1,517,730           100,268           3.3720            0        1,617,998
------------------------------------------------------------------------------------------------------------------------------
           57   01/10/2009    34,164,783.88        8,593,929            96,003           3.3720            0        8,689,932
------------------------------------------------------------------------------------------------------------------------------
           58   02/10/2009    25,570,854.52        1,384,348            71,854           3.3720            0        1,456,202
------------------------------------------------------------------------------------------------------------------------------
           59   03/10/2009    24,186,506.62        1,789,493            67,964           3.3720            0        1,857,457
------------------------------------------------------------------------------------------------------------------------------
           60   04/10/2009    22,397,014.04       22,397,014            62,936           3.3720            0       22,459,950
------------------------------------------------------------------------------------------------------------------------------
                                                 109,478,000        13,043,668                             0      122,521,668
------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

Banc of America Securities LLC

Banc of America Securities LLC                                                                                    Bond Cash Flow
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  GECCMC 2004-C2

Bond Class A2
--------------------------------------------------------------------------------------------------------------------------------
   Period         Pay         Performing       Principal         Interest          Interest         Yield           Total
   Number         Date         Balance          Payment           Payment            Rate        Maintenance       Payment
--------------------------------------------------------------------------------------------------------------------------------
            1   05/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            2   06/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            3   07/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            4   08/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            5   09/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            6   10/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            7   11/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            8   12/10/2004    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
            9   01/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           10   02/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           11   03/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           12   04/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           13   05/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           14   06/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           15   07/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           16   08/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           17   09/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           18   10/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           19   11/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           20   12/10/2005    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           21   01/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           22   02/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           23   03/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           24   04/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           25   05/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           26   06/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           27   07/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           28   08/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           29   09/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           30   10/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           31   11/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           32   12/10/2006    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           33   01/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           34   02/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           35   03/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           36   04/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           37   05/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           38   06/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           39   07/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           40   08/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           41   09/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           42   10/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           43   11/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           44   12/10/2007    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           45   01/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           46   02/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           47   03/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           48   04/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           49   05/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           50   06/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           51   07/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           52   08/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           53   09/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           54   10/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           55   11/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           56   12/10/2008    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           57   01/10/2009    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           58   02/10/2009    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           59   03/10/2009    97,260,000.00                0           344,544           4.2510              0          344,544
--------------------------------------------------------------------------------------------------------------------------------
           60   04/10/2009    97,260,000.00       26,283,624           344,544           4.2510              0       26,628,167
--------------------------------------------------------------------------------------------------------------------------------
           61   05/10/2009    70,976,376.18        1,421,202           251,434           4.2510              0        1,672,636
--------------------------------------------------------------------------------------------------------------------------------
           62   06/10/2009    69,555,173.82        1,301,888           246,399           4.2510              0        1,548,288
--------------------------------------------------------------------------------------------------------------------------------
           63   07/10/2009    68,253,285.52        1,433,958           241,787           4.2510              0        1,675,746
--------------------------------------------------------------------------------------------------------------------------------
           64   08/10/2009    66,819,327.08        1,315,094           236,707           4.2510              0        1,551,802
--------------------------------------------------------------------------------------------------------------------------------
           65   09/10/2009    65,504,232.99        1,321,437           232,049           4.2510              0        1,553,486
--------------------------------------------------------------------------------------------------------------------------------
           66   10/10/2009    64,182,795.96        1,453,023           227,368           4.2510              0        1,680,391
--------------------------------------------------------------------------------------------------------------------------------
           67   11/10/2009    62,729,772.68        1,334,830           222,220           4.2510              0        1,557,050
--------------------------------------------------------------------------------------------------------------------------------
           68   12/10/2009    61,394,942.46        1,466,084           217,492           4.2510              0        1,683,576
--------------------------------------------------------------------------------------------------------------------------------
           69   01/10/2010    59,928,858.12        1,348,352           212,298           4.2510              0        1,560,650
--------------------------------------------------------------------------------------------------------------------------------
           70   02/10/2010    58,580,506.30        1,354,856           207,521           4.2510              0        1,562,378
--------------------------------------------------------------------------------------------------------------------------------
           71   03/10/2010    57,225,650.09        1,734,059           202,722           4.2510              0        1,936,781
--------------------------------------------------------------------------------------------------------------------------------
           72   04/10/2010    55,491,590.92        1,369,790           196,579           4.2510              0        1,566,369
--------------------------------------------------------------------------------------------------------------------------------
           73   05/10/2010    54,121,801.17        1,500,174           191,726           4.2510              0        1,691,901
--------------------------------------------------------------------------------------------------------------------------------
           74   06/10/2010    52,621,626.79        1,383,647           186,412           4.2510              0        1,570,059
--------------------------------------------------------------------------------------------------------------------------------
           75   07/10/2010    51,237,980.06        1,513,688           181,511           4.2510              0        1,695,198
--------------------------------------------------------------------------------------------------------------------------------
           76   08/10/2010    49,724,292.47        1,397,637           176,148           4.2510              0        1,573,785
--------------------------------------------------------------------------------------------------------------------------------
           77   09/10/2010    48,326,655.89        1,404,380           171,197           4.2510              0        1,575,578
--------------------------------------------------------------------------------------------------------------------------------
           78   10/10/2010    46,922,275.54       36,942,780           166,222           4.2510              0       37,109,002
--------------------------------------------------------------------------------------------------------------------------------
           79   11/10/2010     9,979,495.56        1,363,655            35,352           4.2510              0        1,399,007
--------------------------------------------------------------------------------------------------------------------------------
           80   12/10/2010     8,615,841.06        1,486,952            30,522           4.2510              0        1,517,474
--------------------------------------------------------------------------------------------------------------------------------
           81   01/10/2011     7,128,888.86        7,128,889            25,254           4.2510              0        7,154,143
--------------------------------------------------------------------------------------------------------------------------------
                                                  97,260,000        24,531,534                               0      121,791,534
--------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

Banc of America Securities LLC

Banc of America Securities LLC                                                                                    Bond Cash Flow
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  GECCMC 2004-C2

Bond Class A3
--------------------------------------------------------------------------------------------------------------------------------
   Period         Pay         Performing       Principal         Interest          Interest         Yield           Total
   Number         Date         Balance          Payment           Payment            Rate        Maintenance       Payment
--------------------------------------------------------------------------------------------------------------------------------
            1   05/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            2   06/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            3   07/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            4   08/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            5   09/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            6   10/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            7   11/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            8   12/10/2004    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
            9   01/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           10   02/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           11   03/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           12   04/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           13   05/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           14   06/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           15   07/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           16   08/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           17   09/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           18   10/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           19   11/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           20   12/10/2005    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           21   01/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           22   02/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           23   03/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           24   04/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           25   05/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           26   06/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           27   07/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           28   08/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           29   09/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           30   10/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           31   11/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           32   12/10/2006    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           33   01/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           34   02/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           35   03/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           36   04/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           37   05/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           38   06/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           39   07/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           40   08/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           41   09/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           42   10/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           43   11/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           44   12/10/2007    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           45   01/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           46   02/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           47   03/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           48   04/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           49   05/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           50   06/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           51   07/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           52   08/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           53   09/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           54   10/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           55   11/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           56   12/10/2008    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           57   01/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           58   02/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           59   03/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           60   04/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           61   05/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           62   06/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           63   07/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           64   08/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           65   09/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           66   10/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           67   11/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           68   12/10/2009    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           69   01/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           70   02/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           71   03/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           72   04/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           73   05/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           74   06/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           75   07/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           76   08/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           77   09/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           78   10/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           79   11/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           80   12/10/2010    74,236,000.00                0           290,015           4.6880              0          290,015
--------------------------------------------------------------------------------------------------------------------------------
           81   01/10/2011    74,236,000.00        3,989,090           290,015           4.6880              0        4,279,106
--------------------------------------------------------------------------------------------------------------------------------
           82   02/10/2011    70,246,909.60        1,344,682           274,431           4.6880              0        1,619,113
--------------------------------------------------------------------------------------------------------------------------------
           83   03/10/2011    68,902,228.03       12,488,306           269,178           4.6880              0       12,757,484
--------------------------------------------------------------------------------------------------------------------------------
           84   04/10/2011    56,413,922.43        1,335,247           220,390           4.6880              0        1,555,637
--------------------------------------------------------------------------------------------------------------------------------
           85   05/10/2011    55,078,675.58        1,454,180           215,174           4.6880              0        1,669,354
--------------------------------------------------------------------------------------------------------------------------------
           86   06/10/2011    53,624,495.23        1,348,703           209,493           4.6880              0        1,558,196
--------------------------------------------------------------------------------------------------------------------------------
           87   07/10/2011    52,275,792.51        1,467,306           204,224           4.6880              0        1,671,530
--------------------------------------------------------------------------------------------------------------------------------
           88   08/10/2011    50,808,486.96        1,362,288           198,492           4.6880              0        1,560,779
--------------------------------------------------------------------------------------------------------------------------------
           89   09/10/2011    49,446,199.38        1,368,855           193,170           4.6880              0        1,562,025
--------------------------------------------------------------------------------------------------------------------------------
           90   10/10/2011    48,077,344.54        1,486,963           187,822           4.6880              0        1,674,785
--------------------------------------------------------------------------------------------------------------------------------
           91   11/10/2011    46,590,381.40        1,382,633           182,013           4.6880              0        1,564,646
--------------------------------------------------------------------------------------------------------------------------------
           92   12/10/2011    45,207,748.55        1,500,402           176,612           4.6880              0        1,677,014
--------------------------------------------------------------------------------------------------------------------------------
           93   01/10/2012    43,707,346.08        1,396,543           170,750           4.6880              0        1,567,293
--------------------------------------------------------------------------------------------------------------------------------
           94   02/10/2012    42,310,803.14        1,403,276           165,294           4.6880              0        1,568,571
--------------------------------------------------------------------------------------------------------------------------------
           95   03/10/2012    40,907,526.68        1,631,036           159,812           4.6880              0        1,790,848
--------------------------------------------------------------------------------------------------------------------------------
           96   04/10/2012    39,276,490.60        1,417,927           153,440           4.6880              0        1,571,367
--------------------------------------------------------------------------------------------------------------------------------
           97   05/10/2012    37,858,563.36        1,534,828           147,901           4.6880              0        1,682,729
--------------------------------------------------------------------------------------------------------------------------------
           98   06/10/2012    36,323,735.00        1,432,176           141,905           4.6880              0        1,574,080
--------------------------------------------------------------------------------------------------------------------------------
           99   07/10/2012    34,891,559.22        1,548,727           136,310           4.6880              0        1,685,036
--------------------------------------------------------------------------------------------------------------------------------
          100   08/10/2012    33,342,832.70        6,217,963           130,259           4.6880              0        6,348,222
--------------------------------------------------------------------------------------------------------------------------------
          101   09/10/2012    27,124,870.13        1,444,845           105,968           4.6880              0        1,550,813
--------------------------------------------------------------------------------------------------------------------------------
          102   10/10/2012    25,680,025.31        1,560,115           100,323           4.6880              0        1,660,439
--------------------------------------------------------------------------------------------------------------------------------
          103   11/10/2012    24,119,910.10        1,459,350            94,228           4.6880              0        1,553,579
--------------------------------------------------------------------------------------------------------------------------------
          104   12/10/2012    22,660,559.79        1,574,264            88,527           4.6880              0        1,662,791
--------------------------------------------------------------------------------------------------------------------------------
          105   01/10/2013    21,086,295.59        1,473,995            82,377           4.6880              0        1,556,372
--------------------------------------------------------------------------------------------------------------------------------
          106   02/10/2013    19,612,300.65        1,481,106            76,619           4.6880              0        1,557,725
--------------------------------------------------------------------------------------------------------------------------------
          107   03/10/2013    18,131,194.42        1,809,954            70,833           4.6880              0        1,880,787
--------------------------------------------------------------------------------------------------------------------------------
          108   04/10/2013    16,321,240.10        1,497,013            63,762           4.6880              0        1,560,775
--------------------------------------------------------------------------------------------------------------------------------
          109   05/10/2013    14,824,226.62        1,610,999            57,913           4.6880              0        1,668,913
--------------------------------------------------------------------------------------------------------------------------------
          110   06/10/2013    13,213,227.32        1,512,020            51,620           4.6880              0        1,563,639
--------------------------------------------------------------------------------------------------------------------------------
          111   07/10/2013    11,701,207.80        1,625,636            45,713           4.6880              0        1,671,349
--------------------------------------------------------------------------------------------------------------------------------
          112   08/10/2013    10,075,571.40        5,577,294            39,362           4.6880              0        5,616,655
--------------------------------------------------------------------------------------------------------------------------------
          113   09/10/2013     4,498,277.87        4,498,278            17,573           4.6880              0        4,515,851
--------------------------------------------------------------------------------------------------------------------------------
                                                  74,236,000        27,922,728                               0      102,158,728
--------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

Banc of America Securities LLC

Banc of America Securities LLC                                                                                    Bond Cash Flow
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  GECCMC 2004-C2

Bond Class A4
--------------------------------------------------------------------------------------------------------------------------------
   Period         Pay         Performing       Principal         Interest          Interest         Yield           Total
   Number         Date         Balance          Payment           Payment            Rate        Maintenance       Payment
--------------------------------------------------------------------------------------------------------------------------------
            1   05/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            2   06/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            3   07/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            4   08/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            5   09/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            6   10/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            7   11/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            8   12/10/2004   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
            9   01/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           10   02/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           11   03/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           12   04/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           13   05/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           14   06/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           15   07/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           16   08/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           17   09/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           18   10/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           19   11/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           20   12/10/2005   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           21   01/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           22   02/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           23   03/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           24   04/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           25   05/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           26   06/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           27   07/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           28   08/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           29   09/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           30   10/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           31   11/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           32   12/10/2006   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           33   01/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           34   02/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           35   03/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           36   04/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           37   05/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           38   06/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           39   07/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           40   08/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           41   09/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           42   10/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           43   11/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           44   12/10/2007   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           45   01/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           46   02/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           47   03/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           48   04/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           49   05/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           50   06/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           51   07/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           52   08/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           53   09/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           54   10/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           55   11/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           56   12/10/2008   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           57   01/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           58   02/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           59   03/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           60   04/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           61   05/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           62   06/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           63   07/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           64   08/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           65   09/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           66   10/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           67   11/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           68   12/10/2009   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           69   01/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           70   02/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           71   03/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           72   04/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           73   05/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           74   06/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           75   07/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           76   08/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           77   09/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           78   10/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           79   11/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           80   12/10/2010   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           81   01/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           82   02/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           83   03/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           84   04/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           85   05/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           86   06/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           87   07/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           88   08/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           89   09/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           90   10/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           91   11/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           92   12/10/2011   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           93   01/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           94   02/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           95   03/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           96   04/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           97   05/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           98   06/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
           99   07/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          100   08/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          101   09/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          102   10/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          103   11/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          104   12/10/2012   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          105   01/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          106   02/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          107   03/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          108   04/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          109   05/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          110   06/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          111   07/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          112   08/10/2013   576,198,000.00                0         2,372,015           4.9400              0        2,372,015
--------------------------------------------------------------------------------------------------------------------------------
          113   09/10/2013   576,198,000.00       18,810,939         2,372,015           4.9400              0       21,182,954
--------------------------------------------------------------------------------------------------------------------------------
          114   10/10/2013   557,387,061.03        7,422,359         2,294,577           4.9400              0        9,716,936
--------------------------------------------------------------------------------------------------------------------------------
          115   11/10/2013   549,964,701.69       81,412,559         2,264,021           4.9400              0       83,676,580
--------------------------------------------------------------------------------------------------------------------------------
          116   12/10/2013   468,552,142.65       42,184,223         1,928,873           4.9400              0       44,113,096
--------------------------------------------------------------------------------------------------------------------------------
          117   01/10/2014   426,367,919.99      212,533,170         1,755,215           4.9400              0      214,288,385
--------------------------------------------------------------------------------------------------------------------------------
          118   02/10/2014   213,834,750.01       46,462,915           880,286           4.9400              0       47,343,201
--------------------------------------------------------------------------------------------------------------------------------
          119   03/10/2014   167,371,835.16      167,371,835           689,014           4.9400              0      168,060,849
--------------------------------------------------------------------------------------------------------------------------------
                                                 576,198,000       277,849,692                               0      854,047,692
--------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

Banc of America Securities LLC